Exhibit 99.1
Execution Version

AMENDMENT NO. 2 TO
AMENDED AND RESTATED TRUST AGREEMENT

Exeter Automobile Receivables Trust 2021-2

THIS AMENDMENT NO. 2 TO AMENDED AND RESTATED TRUST AGREEMENT, dated as of February 1, 2024 (this “Amendment”), between EFCAR, LLC, a Delaware limited liability company, as depositor (in such capacity, the “Depositor”), and WILMINGTON TRUST COMPANY, a Delaware trust company, as owner trustee (the “Owner Trustee”).

WHEREAS, the Depositor and the Owner Trustee are parties to that certain amended and restated trust agreement, dated as of April 30, 2021, as amended by Amendment No. 1 thereto, dated as of January 19, 2022 (such agreement, as so amended, the “Amended and Restated Trust Agreement”), of Exeter Automobile Receivables Trust 2021-2 (the “Trust”);

WHEREAS, the Depositor and the Owner Trustee desire to amend the Amended and Restated Trust Agreement in order to change the minimum denomination of the Certificates and to make certain other related amendments;

WHEREAS, pursuant to, and subject to certain conditions described in, Section 10.1(a) of the Amended and Restated Trust Agreement, the Depositor and the Owner Trustee may amend the Amended and Restated Trust Agreement for certain limited purposes;

WHEREAS, the Depositor has caused to be delivered to the Owner Trustee and the Indenture Trustee the Opinion of Counsel described in Section 10.1(a)(ii) of the Amended and Restated Trust Agreement; and

WHEREAS, the Depositor has caused to be delivered to the Owner Trustee the Opinion of Counsel described in the penultimate paragraph of Section 10.1(b) of the Amended and Restated Trust Agreement.

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.  Definitions.  Capitalized terms used but not otherwise defined herein have the meanings given to them in the Amended and Restated Trust Agreement.

SECTION 2.  Amendments to the Amended and Restated Trust Agreement.

(a)   The third sentence of the last paragraph in Section 3.2 of the Amended and Restated Trust Agreement is hereby amended and restated as follows:

“The Definitive Certificates and all beneficial interests in the Book-Entry Certificates shall be owned in the minimum nominal principal amount of $1,001 and integral multiples of $1 in excess thereof.”

(b)   The third paragraph in Section 3.7 of the Amended and Restated Trust Agreement is hereby amended by deleting the clause “the Class E Notes and” in such paragraph.

(c)   The last paragraph in Section 3.7 of the Amended and Restated Trust Agreement is hereby amended and restated, as follows:

“Notwithstanding the foregoing, no sale or transfer of a Certificate (or beneficial interest therein) shall be permitted (including, without limitation, by pledge or hypothecation), and no such sale or transfer shall be registered by the Certificate Registrar (in the case of a Definitive Certificate) or be effective hereunder, if the sale or transfer thereof increases to more than 99 the sum of the number of Certificateholders of any Definitive Certificates and the number of Certificate Owners of any Book-Entry Certificates.  For purposes of determining the total number of Certificateholders and Certificate Owners, a beneficial owner of an interest in a partnership, grantor trust, S corporation or other flow-through entity that owns, directly or through other flow-through entities, any Definitive Certificates or Book-Entry Certificates is treated as a Certificateholder of any Definitive Certificates or Certificate Owner of any Book-Entry Certificates if (i) substantially all of the value of such beneficial owner's interest (directly or indirectly) in the flow-through entity is attributed to the flow-through entity's interest in such Certificates and (ii) a principal purpose of the use of the flow-through entity to hold such Certificates is to satisfy the 99-holder limitation set out above.  If using a flow-through entity to acquire a Certificate, the Certificateholder or Certificate Owner shall be deemed to have represented that it is not using the flow-through entity in order to avoid the 99-holder limitation set out above.  In addition, no sale or transfer of a Certificate shall be registered by the Certificate Registrar (in the case of a Definitive Certificate) or be effective hereunder unless, as evidenced by a written representation and covenant by the transferee in form satisfactory to the Certificate Registrar (in the case of a Definitive Certificate) or the Depositor (in the case of a Book-Entry Certificate), upon which representation and covenant such Person may conclusively rely, no member of such transferee’s expanded group as defined in Treasury Regulation Section 1.385-1(c)(4) (including through a controlled partnership as defined in Treasury Regulation Section 1.385-1(c)(1)) is or will become the beneficial owner of a Note.  If a Certificateholder (in the case of a Definitive Certificate) or Certificate Owner (in the case of a Book-Entry Certificate), or a member of such Certificateholder’s or Certificate Owner’s expanded group becomes the beneficial owner of a Note, the Depositor is authorized at its discretion to compel such Certificateholder or Certificate Owner, as applicable, to sell its Certificates or beneficial interest in Certificates to a Person whose ownership or beneficial ownership complies with this paragraph so long as such sale does not otherwise cause a material adverse effect on the Trust. Any Person that becomes a Certificate Owner shall, by acceptance of its beneficial interest, be deemed to have made the acknowledgments, representations, warranties and covenants required of transferees in this Section 3.7 and covenants and agrees that it will abide by the transfer restrictions applicable to holders of Certificates set forth herein.”

(d)   Section 6.11 of the Amended and Restated Trust Agreement is hereby amended by adding a new paragraph to the end of such Section, as follows:

“It shall be the Depositor’s or the Servicer’s duty, and not the Owner Trustee’s duty, to cause the Trust to make filings under the Corporate Transparency Act (31 U.S.C. § 5336) and its implementing regulations (collectively, the “CTA”) or to cause the Trust to comply with its obligations under the CTA, if any.”

(e)   The second sentence in the first paragraph of Exhibit A to the Amended and Restated Trust Agreement is hereby amended and restated, as follows:

“THIS CERTIFICATE MAY BE TRANSFERRED ONLY IN MINIMUM DENOMINATIONS OF $1,001 AND INTEGRAL MULTIPLES OF $1 IN EXCESS THEREOF.”

(f)   The fifth paragraph of the “(Reverse of Certificate)” in Exhibit A to the Amended and Restated Trust Agreement is hereby amended and restated in its entirety, as follows:

“No sale or transfer of a Certificate (or beneficial interest therein) shall be permitted (including, without limitation, by pledge or hypothecation), and no such sale or transfer shall be registered by the Certificate Registrar (in the case of a Definitive Certificate) or be effective under the Trust Agreement, if the sale or transfer thereof increases to more than 99 the sum of the number of Certificateholders of any Definitive Certificates and the number of Certificate Owners of any Book-Entry Certificates.  For purposes of determining the total number of Certificateholders and Certificate Owners, a beneficial owner of an interest in a partnership, grantor trust, S corporation or other flow-through entity that owns, directly or through other flow-through entities, any Definitive Certificates or Book-Entry Certificates is treated as a Certificateholder of any Definitive Certificates or Certificate Owner of any Book-Entry Certificates if (i) substantially all of the value of such beneficial owner's interest (directly or indirectly) in the flow-through entity is attributed to the flow-through entity's interest in such Certificates and (ii) a principal purpose of the use of the flow-through entity to hold such Certificates is to satisfy the 99-holder limitation set out above.  If using a flow-through entity to acquire a Certificate, the Certificateholder or Certificate Owner shall be deemed to have represented that it is not using the flow-through entity in order to avoid the 99-holder limitation set out above.  In addition, no sale or transfer of a Certificate shall be registered by the Certificate Registrar (in the case of a Definitive Certificate) or be effective under the Trust Agreement unless, as evidenced by a written representation and covenant by the transferee in form satisfactory to the Certificate Registrar (in the case of a Definitive Certificate) or the Depositor (in the case of a Book-Entry Certificate), upon which representation and covenant such Person may conclusively rely, no member of such transferee’s expanded group as defined in Treasury Regulation Section 1.385-1(c)(4) (including through a controlled partnership as defined in Treasury Regulation Section 1.385-1(c)(1)) is or will become the beneficial owner of a Note.  If a Certificateholder (in the case of a Definitive Certificate) or Certificate Owner (in the case of a Book-Entry Certificate), or a member of such Certificateholder’s or Certificate Owner’s expanded group becomes the beneficial owner of a Note, the Depositor is authorized at its discretion to compel such Certificateholder or Certificate Owner, as applicable, to sell its Certificates or beneficial interest in Certificates to a Person whose ownership or beneficial ownership complies with this paragraph so long as such sale does not otherwise cause a material adverse effect on the Trust. Any Person that becomes a Certificate Owner shall, by acceptance of its beneficial interest, be deemed to have made the acknowledgments, representations, warranties and covenants required of transferees in Section 3.7 of the Trust Agreement and covenants and agrees that it will abide by the transfer restrictions applicable to holders of Certificates set forth therein.”

SECTION 3.  Representations and Warranties.  Each of the parties hereto represents and warrants to the other parties hereto as set forth in this Section 3.

(a)   The execution, delivery and performance by such party of this Amendment are within its powers, have been duly authorized by all necessary action, and do not contravene its organizational documents or any contractual restriction, law or governmental regulation, or court decree or order binding on or affecting it.

(b)   This Amendment constitutes the legal, valid and binding obligation of such party enforceable against such party in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights and general equitable principles.

SECTION 4.  Binding Effect; Ratification.

(a)   This Amendment shall become effective as of the date first set forth above once counterparts hereof shall have been executed and delivered by the parties hereto, at which time this Amendment shall become binding on the parties hereto and their respective successors and assigns.

(b)   The Amended and Restated Trust Agreement, as amended hereby, remains in full force and effect.  On and after the date hereof, each reference in the Amended and Restated Trust Agreement to “this Agreement”, “hereof”, “hereunder” or words of like import, and each reference in any other Basic Document to the Amended and Restated Trust Agreement, shall mean and be a reference to the Amended and Restated Trust Agreement, as amended hereby.

(c)   Except as expressly amended hereby, the Amended and Restated Trust Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

SECTION 5.  Miscellaneous.

(a)   THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS,

RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(b)   The headings of the various Articles and Sections in this Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

(c)   This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.  Each of the parties hereto further agrees that this Amendment and any other documents to be delivered in connection herewith may be electronically signed, and that any electronic signatures appearing on this Amendment or such other documents are the same as handwritten signatures for the purposes of validity, enforceability, and admissibility.  Executed counterparts of this Amendment may be delivered electronically.

SECTION 6.  Direction to Owner Trustee.  Pursuant to Section 5.3 of the Amended and Restated Trust Agreement, each of EFCAR, LLC, in its capacity as the Certificate Owner of $42,870 nominal principal amount of Book-Entry Certificates, and Exeter Flow Intermediary Trust, in its capacity as the Certificateholder of $30,310 nominal principal amount of Definitive Certificates, hereby authorizes and directs the Owner Trustee to execute and deliver this Amendment.  Exeter Flow Intermediary Trust, by execution and delivery of its signature page to this Amendment, hereby certifies to the Owner Trustee that it is the Certificateholder of $30,310 nominal principal amount of Definitive Certificates.  EFCAR, LLC hereby certifies to the Owner Trustee that (i) it is the Certificate Owner of $42,870 nominal principal amount of Book-Entry Certificates, (ii) it has provided notice of this Amendment to the Rating Agencies, and (iii) all conditions precedent to the execution and delivery of this Amendment have been satisfied.  The Depositor agrees to indemnify the Owner Trustee against the costs, expenses and liabilities that may be incurred by the Owner Trustee in connection with this Amendment, including without limitation in connection with the waiver described in Section 7 of this Amendment.

SECTION 7.  Waiver of Notice.  Each of the Depositor and each Certificateholder party hereto hereby waives the requirement that the Owner Trustee provide written notification to such Person of the substance of this Amendment pursuant to Section 10.1(b) of the Amended and Restated Trust Agreement.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

EFCAR, LLC, as Depositor and as a Certificate Owner of Book-Entry Certificates

By:	/s/ Ben Miller
	Name:	Ben Miller
	Title:	Chief Executive Officer

WILMINGTON TRUST COMPANY, as Owner Trustee, Certificate Paying Agent and Certificate Registrar

By:	/s/ Jacob Stapleford
	Name:	Jacob Stapleford
	Title:	Assistant Vice President

ACKNOWLEDGED AND AGREED TO,
WITH RESPECT TO SECTIONS 6 AND 7
OF THIS AMENDMENT, BY:

EXETER FLOW INTERMEDIARY
TRUST, as a Certificateholder of Definitive
Certificates

By:	Exeter Finance LLC, not in its
individual capacity but solely as
administrator

	By:	/s/ Ben Miller
		Name:	Ben Miller
		Title:	Executive Vice President
and Treasurer